Proxy Statement Pursuant to Section 14(a) of the
	Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[x]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Materials Pursuant to S240.14a-11(c) or S240.14a-12

	                    Ultradata Systems, Incorporated
 ......................................................................
	(Name of Registrant as Specified In Its Charter)

				  Ultradata Systems, Incorporated
 ......................................................................
	(Name of Person(s) Filing Proxy Statement)

  1)	Title of each class of securities to which transaction applies:
			Common Stock
  ..................................................................

  2)	Aggregate number of securities to which transaction applies:
			3,410,000
  ..................................................................

  3)	Price per unit or other underlying value of transaction pursuant to
     Exchange Act Rule 0-11. Set forth the amount on which the filing fee is calculated and state how it was determined.
			N/A
  ..................................................................

  4)	Proposed maximum aggregate value of transaction:

  ...................................................................
[ ]  Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act
 Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1)	Amount Previously Paid:
		N/A
  ......................................

  2)	Form, Schedule or Registration Statement No.:

  ......................................

  3)	Filing Party:

						PROXY
	ULTRADATA SYSTEMS, INCORPORATED
	SOLICITED BY THE BOARD OF DIRECTORS
	For use at the July 9, 1998 Annual Meeting

	The undersigned hereby appoints Monte Ross and Steven H. Akre as Proxies and each with power of substitution, who shall be present at the meeting to vote all of the shares of the undersigned as follows regarding the election of directors:

(1)  ELECTION OF DIRECTORS

_____   FOR all nominees listed	  _____   WITHHOLD AUTHORITY
        below (except as indicated           to vote for all
        to the contrary below)               nominees listed
		          below

Nominees:  Monte Ross, Mark L. Peterson, Ernest Clarke, Steven H. Akre,
           Bruce Miller, John J. Clancy.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)

________________________________________________________________

and in their discretion upon such other business as may be properly brought before the Annual Meeting of Stockholders of ULTRADATA SYSTEMS, INCORPORATED to be held at The St. Louis Club, 7701 Forsyth Boulevard, St. Louis, MO at 10:00 a.m. local time, and any adjournments thereof. This proxy revokes all prior proxies given by the undersigned.

	(Continued on the reverse side)
UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE MANAGEMENT SLATE OF DIRECTORS.

		Date:_________________________


		Signature:____________________


		Print Name:___________________


		Signature:____________________
		           (if jointly held)
	IMPORTANT:  Please sign exactly as name appears here.  Joint owners should both sign.  When signing as executor, trustee, guardian, attorney or officer of a corporation, give title as such.  If a partnership, please sign in partnership name.

	PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY IN THE ENCLOSED ENVELOPE.


	ULTRADATA SYSTEMS, INCORPORATED
	____________________

	NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

	To Be Held On July 9, 1998
	____________________

To the Holders of the Common Stock:

	PLEASE TAKE NOTICE, that the Annual Meeting of Stockholders of ULTRADATA SYSTEMS, INCORPORATED will be held on July 9, 1998 at 10:00 a.m., at The
 St. Louis Club, 7701 Forsyth Boulevard, St. Louis, Missouri.
	The purposes of the meeting are as follows:
	1. To elect six directors of the Company to serve until the next annual meeting of stockholders and until their successors are elected and qualify;

	2. To transact such other business as may properly be brought before the meeting.

	Stockholders of record as of the close of business on May 29, 1998 will be entitled to vote at said meeting.
	Enclosed is the 1997 Annual Report to Shareholders, along with a proxy statement and proxy. Stockholders who do not expect to attend the Annual
 Meeting are requested to sign and return the enclosed proxy in the enclosed envelope.
		        By Order of the Board of Directors

		        MARK L. PETERSON,
	                    Secretary
June 5, 1998

	ULTRADATA SYSTEMS, INCORPORATED
	9375 Dielman Industrial Drive
	St. Louis, Missouri, 63132-2201



	PROXY STATEMENT FOR HOLDERS OF COMMON STOCK



	This Proxy Statement is furnished to shareholders of ULTRADATA SYSTEMS, INCORPORATED (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Shareholders of the Company. Such meeting will be held on July 9, 1998, at 10:00 a.m. at The St. Louis Club, 7701 Forsyth Boulevard, St. Louis,
 Missouri for the purposes set forth in the Notice of Meeting. It is anticipated that this Proxy Statement and accompanying material will be mailed to shareholders on June 5, 1998

	If the enclosed form of proxy is executed and returned, it may nevertheless be revoked at any time up until the time when it is voted by the Proxy
 Committee.  The proxy may be revoked by sending written revocation to the
 Proxy Committee or by making a proxy bearing a later date or by appearing and voting at the Annual Meeting.  The proxy is in ballot form and each shareholder may indicate approval or disapproval as to the proposals identified in the proxy and accompanying Notice of Annual Meeting and as set forth and discussed in this Proxy Statement.  The proposals will be presented by the Board of Directors of the Company.  Where a choice is specified with respect to a proposal, the shares represented by the proxy will be voted in accordance with the specification made.  Where a choice is not so specified, the shares represented by the proxy will be voted in favor of the proposal.  The Proxy Committee appointed by the Board of Directors consists of Monte Ross and Steven H. Akre, Esq.

	VOTING SECURITIES OUTSTANDING

	Stockholders of record entitled to vote will be determined as of the close of business on May 29, 1998. At that date, there were outstanding and entitled to vote 3,359,834 shares of common stock of the Company
 (constituting the only class of stock outstanding and entitled to vote at the meeting). Each share of common stock entitles the holder thereof to one vote.

	The following table sets forth the beneficial ownership of outstanding shares of Common Stock of the Company as of May 29, 1998 by any person who, to the knowledge of the Company, owns beneficially more than 5% of the outstanding Common Stock, by each director of the Company, and by the directors and officers of the Company as a group. None of the persons identified below owns any securities of the Company other than the Common Stock listed below:

 Name and       			       Amount and
 Address of  	     		     Nature of		Percentage
 Beneficial         			   Beneficial	of Outstanding
 Owner (1)           			  Ownership		Shares (6)
 Monte Ross(2)            		 598,500    17.54%
                    	  		 shares of
                     	    record

Mark L. Peterson(3)         176,705	    5.17%
                     	    shares of
                     	    record


Ernest Clarke(4)      	  		 155,552	    4.56%
                     			  shares of
                     		   record

Steven Akre(5)            	   3,496	    0.10%
                     	 	  shares of
                     	 	  record

Bruce Miller           	 	    2,872		   0.08%
                     		   shares of
                     		 	 record

John Clancy		     	    	      3,692	    0.11%
			  	 		                 shares of
			  	 		                 record

All officers and   	 	     1,035,492              30.30%
directors as a group (10 persons)
(1) The address of each of these shareholders is c/o Ultradata Systems,Incorporated,9375 Dielman Industrial Drive, St. Louis, Missouri 63132.
(2)	Includes 530,000 shares owned by the Monte Ross and Harriet J. Ross
    Living Trust. Mr. Ross and his wife share investment control over the trust; they may revoke it or amend it at will; and they receive all income from the trust during the life of either of them.
(3)	Includes 134,387 shares owned by the Mark L. Peterson and Ryia Peterson
    Living Trust and 8,318 owned by Ryia Peterson. Mr. Peterson and his wife share investment control over the trust; they may revoke it or amend it at will; and they receive all income from the trust during the life of either of them.
(4) Includes 130,852 shares owned jointly by Mr. Clarke with his wife. Also includes 2,080 shares owned by children residing with Mr. Clarke.
(5)	Includes 3,120 shares owned by the G. Akre Irrevocable Trust, over which
    Mr. Akre's wife has investment control.
(6)	In determining the percentage of outstanding shares, all
    presently exercisable options owned by the shareholder or the group are treated as having been exercised.

	ELECTION OF DIRECTORS
	(Item #1 on the Proxy Card)

	Proxies solicited herein will be voted (unless authority is withheld) for the election, as directors of the Company, of the six nominees named in the following table, who will hold office until the Annual Meeting to be held in 1999 and until their respective successors are elected and qualify.
 Management has no reason to expect that any of the nominees will fail to be a candidate at the meeting and, therefore, does not at this time have in mind any substitute for any nominee. In the event that any nomine lable, it is intended that such shares will be voted for the substitute nominee or nominees as may be determined by the Board of Directors.

 In accordance with the laws of the State of Delaware and the Company's Certificate of Incorporation, the election of directors requires a plurality of the votes cast. Proxies and ballots marked "FOR all nominees," "WITHHOLD AUTHORITY to vote for all nominees," or specifying that votes be withheld for one or more designated nominees, or which are executed without specification of a choice (in which case they will be voted for all nominees), are counted to determine the total number of votes cast. Broker non-votes are not counted.

The following table sets forth certain information regarding the nominees for director of the Company as of June 5, 1998:

NAME		             	AGE		         	POSITION
Monte Ross		 	       66		President & Chief Executive Officer,	Director
Mark L. Peterson		   41		Vice President - Engineering, Secretary, Director
Ernest Clarke		      58		Vice President - Government	Programs, Director
Steven H. Akre, Esq. 45 	Director
Bruce L. Miller		    55		Director
John J. Clancy		     61		Director

	Directors hold office until the annual meeting of the Company's stockholders and the election and qualification of their successors.  Officers hold office, subject to removal at any time by the Board, until the meeting of directors immediately following the annual meeting of stockholders and until their successors are appointed and qualified.

Background of Directors:

 Monte Ross founded the Company in 1986 and has served as its President and Chief Executive Officer since inception. Mr. Ross is a Fellow of the Institute of Electrical and Electronic Engineers and the past President of the International Laser Communication Society. Mr. Ross was awarded a Master of Science degree in Electrical Engineering by Northwestern University in 1962. He is the father-in-law of Mark L. Peterson, the Company's Vice President-Engineering.

	Mark L. Peterson has been a Director of the Company since it was founded in
 1986.  He  has served as the Company's Vice President of Engineering since
 1988.  He is responsible for the design of the Company's hand-held products.
 Mr. Peterson was awarded a Master of Science degree in Electrical
 Engineering by Washington University in 1980.  He is the son-in-law of
 Monte Ross.


 Ernest Clarke has been employed as the Company's Vice President - Government Programs since 1990. His primary responsibility has been the development of custom test systems for organizations involved in government laser systems programs. Mr. Clarke was awarded a Master of Science degree in Electrical Engineering by Stanford University in 1966.

 Steven Akre has served as a member of the Board of Directors and as the corporate counsel for the Company since it was founded. Mr. Akre is an attorney-at-law, whose specialization is in taxation and corporate mergers and acquisitions.


 Bruce L. Miller has been a Director of the Company since 1989. Since 1992 he has been employed as Chairman of the Board of CoreSource, Inc., located in Chicago, Illinois, which is engaged in the business of organizing and managing health care programs for employees and providers. Mr. Miller is presently a Director of Harris Bank Glencoe, which is a subsidiary of Harris Bank Corp. of Chicago.

	John J. Clancy joined the Company in 1995 to serve as a member of the Board of
 Directors.  Mr. Clancy has served on the Board of Directors at Cimplex
 Corporation, Inc. in San Jose, and Engineering Software Research &
 Development, Inc. in St. Louis.  Mr. Clancy was employed by McDonnell
 Douglas in a variety of positions progressing from Programmer, to Salesman, to
 Divisional President.  Mr. Clancy was awarded a Bachelor of Science; Chemical
 Engineering: University of Illinois; Master of Science: The Johns Hopkins
 University; Mater of Business Administration: Washington University - St.
 Louis; Master of Liberal Arts: Washington University - St. Louis; Doctor of
 Philosophy in History and Business: Washington University - St. Louis.


	The following table sets forth the names, ages, and positions with the Company of the Company's executive officers who are not nominees for the Board of Directors.

    NAME				                AGE		    	      POSITION
David Biernbaum              43	       Vice President-Chief	Operating Officer

Leonard Missler              50        Vice President - Software	Development

Duane Crofts                 60        Vice President - Advanced	Products

Daniel Muehlemann            33        Vice President of Sales

	David Biernbaum joined the Company in 1997 as Vice President and Chief Operating Officer. Prior to joining the Company, Mr. Biernbaum had twenty years experience in consumer products marketing, product development, sales management and finance.

 Leonard Missler has served as Vice President - Software Development for the Company since 1990. His primary responsibility has been the development of software for the Company's hand-held products the Company. Mr. Missler was awarded a Master of Science degree in Electrical Engineering by Washington University in 1970.

 Duane Crofts joined the Company as Vice President - Advanced Products in 1994. Mr. Crofts was awarded a Bachelor of Science degree in Mechanical Engineering by the University of Missouri at Rolla.

 Daniel B. Muehlemann joined the Company in October 1996 as Vice President of Sales. Mr. Muehlemann holds a Bachelor's degree in Communications from Southwest Missouri State University.


Compliance With Section 16(a) Of The Exchange Act

	None of the directors, officers or beneficial owners of more than 10% of the
 Company's common stock failed to file on a timely basis reports required during 1997 by Section 16(a) of the Exchange Act.


	COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

	The Company's Board of Directors has a standing Audit Committee. The members of the Board who served on the Audit Committee during the Company's last fiscal year are Steven H. Akre, Bruce L. Miller and John J. Clancy.
 The Committee met once during such fiscal year, which ended December 31, 1997. The functions of the Committee include the recommendation to the Board of independent auditors for the annual audit of the Company, and the discussion and review of the audit work with the auditors so appointed.
 The Comapny has no Nominating Committee or Compensation Committee.

	The Board of Directors met six (6) times during the last fiscal year. No director failed to attend at least 75% of the meetings.

	COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

	The following table sets forth all compensation awarded to, earned by, or paid by the Company to the following persons for services rendered in all capacities to the Company during each of the fiscal years ended December 31, 1997, 1996, and 1995: (1) the Registrant's Chief Executive Officer, and (2) each of the other executive officers whose total salary and bonus for the fiscal year ended December 31, 1997 exceeded $100,000.


                     				Annual
                         Compensation    	     	Long-Term Comp.
Name and  Position      Year     Salary        Bonus  Other(1)    Options
Monte Ross,		          	1997     $130,000    $   0    $ 5,000        (2)
President		            	1996	    $114,404    $ 14,000	$ 3,000        (3)
		                     	1995	    $105,000    $  2,000	$15,000        (4)

 (1)	Includes five annual payments beginning in 1991, of $12,800 to a Rabbi trust for the benefit of Mr. Ross. The trust was established in 1991 as deferred compensation for services rendered prior to 1991, for which he received $50,000 less than his base salary. The amounts in 1996 and 1997 respectively represent a car allowance in lieu of mileage reimbursement.

 (2)	During 1997 the Board's Stock Option Committee awarded Mr. Ross options to purchase an additional 12,500 shares of Common Stock at an exercise price of $5.75.

 (3)	During 1996 the Board's Stock Option Committee awarded Mr. Ross options to purchase an additional 15,000 shares of Common Stock at an exercise price of $7.39. None of the options have been exercised.

 (4) During 1995 the Board's Stock Option Committee awarded Mr. Ross options to purchase a total of 15,000 shares of Common Stock at an average price per share of $5.25. None of the options have been exercised.


Employment Agreements

	Employment Agreements

	Messrs. Ross, Peterson and Clarke have individual employment agreements with the Company beginning September 1, 1994.  Except as noted herein, the terms of the employment agreements are substantially identical.  The agreements, which were scheduled to terminate on October 31, 1997, were extended by action of the Board of Directors to October 31, 1999.  The agreements provide for base salaries, which are adjusted annually by the Board of
 Directors.  If the majority of the Board cannot agree as to a level of will increase by 10% for Mr. Clark and Peterson and 5% for Mr. Ross.  The
 employment agreements restrict each officer from competing with the Company for one year after the termination of his employment unless that employee establishes that his employment by a competitor will not involve the use of any information which is considered confidential by the Company.


Compensation of Directors.

	The Directors of the Company who are not officers receive $500 per meeting and are reimbursed for out-of-pocket expenses incurred on the Company's behalf.


Stock Option Awards

	The following tables set forth certain information regarding the stock options or warrants acquired by the Company's Chief Executive Officer during the year ended December 31, 1997 and those options held by him on December 31, 1997.


                   OPTION GRANTS IN LAST FISCAL YEAR

                   Individual Grants
                            Percent                       Potential Realizable
                            of Total                      Value at Assumed
                            Options                       Annual Rates of
                Number of   Granted                       Stock Price
                Securities  to                            Appreciation
                underlying  Employees   Exercise          For Option Term
                option      in Fiscal   Price   Expiration
Name            Granted (#) Year        ($/Share)     Date      5% ($)  10%($)

Monte Ross        12,500     24%        $5.75	1     2/24/02	  $19,860  $45,200



	AGGREGATED FISCAL YEAR OPTION VALUES

                    Number of Securities Underlying   Value of Unexercised in-
                    Unexercised Options at Fiscal     the-Money Options at
Name                Year-End (#)                      Fiscal Year-End ($)

Monte Ross             57,500 Exercisable   		                $293,125



	CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

	Leonard Missler, Vice President - Software Development, has a Royalty Agreement with the Company dated September 14, 1989. The Agreement terminates on September 13, 2009. Mr. Missler specifies in the Agreement that he will keep confidential all of the Company's information regarding its technology and products. In exchange, the Agreement provides that the Company will pay Mr. Missler a royalty equal to 1% of net sales of the Company's ROAD WHIZ products and 1/2% of net sales of other products incorporating the ROAD WHIZ database. During the three years ended December 31, 1997, royalty expense totaling $116,480, $55,540, and $66,477, respectively, were recognized.

	Steven H. Akre, Esquire, a member of the Company's Board of Directors, has performed legal services as general counsel for the Company since its inception. During 1997, 1996 and 1995, Mr. Akre was paid $44,557, $20,219 and $21,453, respectively, for legal services.

	MISCELLANEOUS

Independent Certified Public Accountants

	KPMG Peat Marwick LLP are the independent certified public accountants who audited the Company's financial statements for the fiscal year ended
 December 31, 1997, and are expected to audit the Company's financial statements for the fiscal year ended December 31, 1998. It is expected that representatives of KPMG Peat Marwick will be present at the Annual
 Meeting of Shareholders, and will have an opportunity to make a statement should they so desire and to answer appropriate questions of shareholders.

Transaction of Other Business.

	As of the date of this Proxy Statement, Management has no knowledge of any business which will be presented for consideration at the meeting other than that described above. Should any other matter come before the meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

Shareholder Proposals.

	In order for shareholder proposals intended to be presented at the 1999 Annual Meeting of Shareholders to be eligible for inclusion in the Company's Proxy Statement and the form of proxy for such meeting, they must be received by the Company at its principal offices in St. Louis prior to February 7, 1999.

Solicitation of Proxies

 The entire expense of preparing, assembling and mailing this Proxy Statement, the form of proxy and other material used in the solicitation of proxies will be paid by the Company. In addition to the solicitation of proxies by mail, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to their principals, and the Company will reimburse them for expenses in so doing. To the extent necessary in order to insure sufficient representation, officers and other regular employees of the Company, who will not be additionally compensated therefor, may request the return of proxies personally, by telephone or telegram. The extent to which this will be necessary depends on how promptly proxies are received, and shareholders are urged to send their proxies without delay.

	                                          	By Order of the Board of Directors


                                           	MONTE ROSS
	                                          	Chairman

Dated:  St. Louis, Missouri
        June 5, 1998